                                                                    EXHIBIT 10.2


                              TWELFTH AMENDMENT TO
                           SIXTH AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT OF
                             FIRST INDUSTRIAL, L.P.

         As of June 27, 2000, the undersigned, being the sole general partner of First Industrial, L.P. (the "PARTNERSHIP"), a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Sixth Amended and Restated Limited Partnership Agreement, dated March 18, 1998, as later amended (as amended, the "PARTNERSHIP AGREEMENT"), does hereby amend the Partnership Agreement as follows:

         Capitalized terms used but not defined in this Twelfth Amendment shall have the same meanings that are ascribed to them in the Partnership Agreement.

         1. ADDITIONAL LIMITED PARTNERS. The Persons identified on SCHEDULE 1 hereto are hereby admitted to the Partnership as Substituted Limited Partners or Additional Limited Partners, as the case may be, owning the number of Units and having made the Capital Contributions set forth on such SCHEDULE 1. Such persons hereby adopt the Partnership Agreement. The undersigned acknowledges that those of the Persons identified on SCHEDULE 1 hereto that are Substituted Limited Partners have received their Partnership Interests from various Additional Limited Partners, and the undersigned hereby consents to such transfers.

         2. SCHEDULE OF PARTNERS. EXHIBIT 1B to the Partnership Agreement is hereby deleted in its entirety and replaced by EXHIBIT 1B hereto which identifies the Partners following consummation of the transactions referred to in Section 1 hereof.

         3. RATIFICATION. Except as expressly modified by this Twelfth Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.



                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK;

                       SIGNATURE PAGE IMMEDIATELY FOLLOWS]

         IN WITNESS WHEREOF, the undersigned has executed this Twelfth Amendment as of the date first written above.

                                 FIRST INDUSTRIAL REALTY TRUST, INC.,
                                 as sole general partner of the Partnership

                                 By:  /s/ Johannson Yap
                                    -------------------------------------
                                      Name:  Johannson Yap
                                            -----------------------------
                                      Title: Chief Investment Officer
                                            -----------------------------

                                   EXHIBIT 1B

                              SCHEDULE OF PARTNERS

-------------------------------------------------------------------------- -------------------------------------------

                                  NAME                                                  NUMBER OF UNITS
-------------------------------------------------------------------------- -------------------------------------------

Kerry Acker                                                                                     154
-------------------------------------------------------------------------- -------------------------------------------

Sanders H. Acker                                                                                307
-------------------------------------------------------------------------- -------------------------------------------

Aimee Freyer Lifetime Trust Dated 11/1/65 Deposit                                             2,384
Guaranty National Bank Trustee
-------------------------------------------------------------------------- -------------------------------------------

Daniel R. Andrew TR of the Daniel R. Andrew Trust U-A 12-29-92                              137,489
-------------------------------------------------------------------------- -------------------------------------------

Charles T. Andrews                                                                              754
-------------------------------------------------------------------------- -------------------------------------------

The Arel Company                                                                                307
-------------------------------------------------------------------------- -------------------------------------------

William J. Atkins                                                                            22,381
-------------------------------------------------------------------------- -------------------------------------------

E. Donald Bafford                                                                             3,374
-------------------------------------------------------------------------- -------------------------------------------

William Baloh                                                                                10,731
-------------------------------------------------------------------------- -------------------------------------------

Edward N. Barad                                                                               1,141
-------------------------------------------------------------------------- -------------------------------------------

Emil Billich                                                                                     77
-------------------------------------------------------------------------- -------------------------------------------

Don N. Blurton & Particia H. Blurton Trustees U-A                                               598
DTD 04-11-96 Blurton 1996 Revocable Family Trust
-------------------------------------------------------------------------- -------------------------------------------

James Bolt                                                                                    6,048
-------------------------------------------------------------------------- -------------------------------------------

Michael W. Brennan                                                                            3,806
-------------------------------------------------------------------------- -------------------------------------------

Alvin R. Brown & Helen Brown Jt Ten                                                             307
-------------------------------------------------------------------------- -------------------------------------------

Robert Brown                                                                                  2,123
-------------------------------------------------------------------------- -------------------------------------------

Henry D. Bullock & Terri D. Bullock & Shawn Stevenson Trust of the                            2,670
Bullock Childrens Education Trust U-A 12-20-94 F-B-O Benjamin Dure
Bullock
-------------------------------------------------------------------------- -------------------------------------------

Henry D. Bullock & Terri D. Bullock & Shawn Stevenson TR of the Bullock                       2,670
Childrens Education Trust U-A 12-20-94 F-B-O Christine Laurel Bullock
-------------------------------------------------------------------------- -------------------------------------------


                                      1B-1



-------------------------------------------------------------------------- -------------------------------------------

                                  NAME                                                  NUMBER OF UNITS
-------------------------------------------------------------------------- -------------------------------------------

Henry D. Bullock & Terri D. Bullock TR of the Henry D.                                        6,766
 & Terri D. Bullock Trust U-A 08-28-92
-------------------------------------------------------------------------- -------------------------------------------

Edward Burger                                                                                 9,261
-------------------------------------------------------------------------- -------------------------------------------

Ernestine Burstyn                                                                             5,007
-------------------------------------------------------------------------- -------------------------------------------

Calamer, Inc.                                                                                 1,233
-------------------------------------------------------------------------- -------------------------------------------

Perry C. Caplan                                                                               1,388
-------------------------------------------------------------------------- -------------------------------------------

Carol P. Freyer Lifetime Trust Dated 11/1/72 Deposit Guaranty National                        2,384
Bank Trustee
-------------------------------------------------------------------------- -------------------------------------------

The Carthage Partners LC                                                                     34,939
-------------------------------------------------------------------------- -------------------------------------------

Magdalena G. Castleman                                                                          307
-------------------------------------------------------------------------- -------------------------------------------

Chester A. Latcham & Co.                                                                      2,493
-------------------------------------------------------------------------- -------------------------------------------

Terrance C. Claassen                                                                          1,095
-------------------------------------------------------------------------- -------------------------------------------

Cliffwood Development Company                                                                64,823
-------------------------------------------------------------------------- -------------------------------------------

Collins Family Trust Dated 5/6/69 James Collins Trustee                                     162,985
-------------------------------------------------------------------------- -------------------------------------------

Kelly Collins                                                                                11,116
-------------------------------------------------------------------------- -------------------------------------------

Michael Collins                                                                              17,369
-------------------------------------------------------------------------- -------------------------------------------

Community Foundation of North Texas Inc.                                                      4,000
-------------------------------------------------------------------------- -------------------------------------------

Charles S. Cook & Shelby H. Cook Ten Ent                                                        634
-------------------------------------------------------------------------- -------------------------------------------

Caroline Atkins Coutret                                                                       7,327
-------------------------------------------------------------------------- -------------------------------------------

David Cleborne Crow                                                                           5,159
-------------------------------------------------------------------------- -------------------------------------------

Gretchen Smith Crow                                                                           2,602
-------------------------------------------------------------------------- -------------------------------------------

Michael G. Damone TR of the Michael G. Damone Trust U-A 11-4-69                             144,296
-------------------------------------------------------------------------- -------------------------------------------

Debbie Schneeman & Susan Lebow Trustees of the Roslyn Greenberg 1992                          2,250
Trust
-------------------------------------------------------------------------- -------------------------------------------

Robert L. Denton, c/o The Shidler Group                                                       6,286
-------------------------------------------------------------------------- -------------------------------------------
Steven Dizio & Helen Dizio Jt Ten                                                            12,358
-------------------------------------------------------------------------- -------------------------------------------

                                      1B-2


-------------------------------------------------------------------------- -------------------------------------------

                                  NAME                                                  NUMBER OF UNITS
-------------------------------------------------------------------------- -------------------------------------------

W. Allen Doane TR of the W. Allen Doane Trust U-A 05-31-91                               4,416
-------------------------------------------------------------------------- -------------------------------------------

Timothy Donohue                                                                          1,000
-------------------------------------------------------------------------- -------------------------------------------

Darwin B. Dosch                                                                          1,388
-------------------------------------------------------------------------- -------------------------------------------

Charles F. Downs                                                                         1,508
-------------------------------------------------------------------------- -------------------------------------------

Greg & Christina Downs Jt Ten                                                              474
-------------------------------------------------------------------------- -------------------------------------------

Gregory Downs                                                                               48
-------------------------------------------------------------------------- -------------------------------------------

Draizin Family Partnership LP                                                          357,896
-------------------------------------------------------------------------- -------------------------------------------

Joseph S. Dresner, c/o The Highland Companies                                          149,531
-------------------------------------------------------------------------- -------------------------------------------

James O'Neil Duffy Jr.                                                                     513
-------------------------------------------------------------------------- -------------------------------------------

Martin Eglow                                                                               330
-------------------------------------------------------------------------- -------------------------------------------

Enid Barden TTEE of the Enid Barden Trust of June 28 1996                               23,088
-------------------------------------------------------------------------- -------------------------------------------

BSDK Enterprises                                                                         3,596
-------------------------------------------------------------------------- -------------------------------------------

ESAA Associates Limited Partnership, a Michigan Limited Partnership                     24,217
-------------------------------------------------------------------------- -------------------------------------------

Estate of Albert Sklar                                                                   3,912
Miriam M. Sklar Executrix
-------------------------------------------------------------------------- -------------------------------------------

Rand H. Falbaum                                                                         17,022
-------------------------------------------------------------------------- -------------------------------------------

Donald C. Thompson TTEE U-A DTD 12/31/98 FBO Donald C. Thompson                         39,243
Revocable Family Trust
-------------------------------------------------------------------------- -------------------------------------------

James Kozen TTEE U-A DTD 02/24/86 FBO James I Kozen Family Trust                        33,031
-------------------------------------------------------------------------- -------------------------------------------

Farlow Road Associates Limited Partnership                                               2,751
-------------------------------------------------------------------------- -------------------------------------------

Rowena Finke                                                                               154
-------------------------------------------------------------------------- -------------------------------------------

First Industrial Realty Trust Inc.                                                  30,892,739
-------------------------------------------------------------------------- -------------------------------------------

Elizabeth Fitzpatrick                                                                    3,800
-------------------------------------------------------------------------- -------------------------------------------

Fourbur Family Co. LP, a New York Limited Partnership                                  588,273
-------------------------------------------------------------------------- -------------------------------------------

                                      1B-3


-------------------------------------------------------------------------- -------------------------------------------

                                  NAME                                             NUMBER OF UNITS
-------------------------------------------------------------------------- -------------------------------------------
Fred Trust Dated 6/16/77                                                                  653
Charles L. Williams Trustee
-------------------------------------------------------------------------- -------------------------------------------
Frederick K ITO & June Y I ITO Trustees U-A DTD 9/9/98 FBO the June Y I                 1,940
ITO Trust
-------------------------------------------------------------------------- -------------------------------------------
Frederick K ITO TTEE U-A DTD 9/9/98 FBO The Frederick K. ITO Trust                       1940
-------------------------------------------------------------------------- -------------------------------------------
Carol P. Freyer                                                                        12,173
Lee Karen Freyer
-------------------------------------------------------------------------- -------------------------------------------
Aimee Freyer-Valls                                                                     12,173
-------------------------------------------------------------------------- -------------------------------------------
David Fried                                                                             1,326
-------------------------------------------------------------------------- -------------------------------------------
Ester Fried                                                                             3,177
-------------------------------------------------------------------------- -------------------------------------------
Nancy Gabel                                                                                14
-------------------------------------------------------------------------- -------------------------------------------
J. Peter Gaffney                                                                          727
-------------------------------------------------------------------------- -------------------------------------------
Gerlach Family Trust Dated 6/28/85                                                        874
Stanley & Linda Gerlach Trustees
-------------------------------------------------------------------------- -------------------------------------------
Patricia O. Godchaux                                                                     9387
-------------------------------------------------------------------------- -------------------------------------------
Martin Goodstein                                                                          922
-------------------------------------------------------------------------- -------------------------------------------
Dennis G. Goodwin & Jeannie L. Goodwin Ten Ent                                          6,166
-------------------------------------------------------------------------- -------------------------------------------
Jeffrey L. Greenberg                                                                      330
-------------------------------------------------------------------------- -------------------------------------------
Stanley Greenberg & Florence Greenberg Jt Ten                                             307
-------------------------------------------------------------------------- -------------------------------------------
Stanley Gruber                                                                         30,032
-------------------------------------------------------------------------- -------------------------------------------
Mellissa C. Gudim                                                                      24,028
-------------------------------------------------------------------------- -------------------------------------------
Timothy Gudim                                                                          10,298
-------------------------------------------------------------------------- -------------------------------------------
H. L. Investors LLC                                                                     4,000
-------------------------------------------------------------------------- -------------------------------------------
H/Airport GP Inc.                                                                        1433
-------------------------------------------------------------------------- -------------------------------------------
Clay Hamlin & Lynn Hamlin Jt Ten                                                       15,159
-------------------------------------------------------------------------- -------------------------------------------
Martha J. Harbison                                                                      3,329
-------------------------------------------------------------------------- -------------------------------------------

                                      1B-4


-------------------------------------------------------------------------- -------------------------------------------

                                  NAME                                              NUMBER OF UNITS
-------------------------------------------------------------------------- -------------------------------------------

Harriet Bonn TTEE U-A DTD 3/5/97 FBO The Harriet Bonn Revocable Living                  24,804
Trust
-------------------------------------------------------------------------- -------------------------------------------

Turner Harshaw                                                                           1,132
-------------------------------------------------------------------------- -------------------------------------------

Frank Harvey                                                                             2,501
-------------------------------------------------------------------------- -------------------------------------------

Henry E. Dietz Trust U-A 01-16-81                                                       36,476
-------------------------------------------------------------------------- -------------------------------------------

Cathleen Hession                                                                         3,137
-------------------------------------------------------------------------- -------------------------------------------

Edwin Hession & Cathleen Hession Jt Ten                                                  7,979
-------------------------------------------------------------------------- -------------------------------------------

Highland Associates Limited Partnership                                                 69,039
-------------------------------------------------------------------------- -------------------------------------------

Leland A. Hodges & Margery Ann Hodges Jt Ten                                            55,000
-------------------------------------------------------------------------- -------------------------------------------

Andrew Holder                                                                               97
-------------------------------------------------------------------------- -------------------------------------------

Ruth Holder                                                                              2,612
-------------------------------------------------------------------------- -------------------------------------------

Robert W. Holman Jr.                                                                     1,048
-------------------------------------------------------------------------- -------------------------------------------

Robert W. Holman Jr.                                                                   149,165
-------------------------------------------------------------------------- -------------------------------------------

Holman/Shidler Investment Corporation                                                   14,351
-------------------------------------------------------------------------- -------------------------------------------

Holman/Shidler Investment Corporation                                                    7,728
-------------------------------------------------------------------------- -------------------------------------------

Howard Trust Dated 4/30/79 Howard F. Sklar Trustee                                         653
-------------------------------------------------------------------------- -------------------------------------------

Steven B. Hoyt                                                                         175,000
-------------------------------------------------------------------------- -------------------------------------------

Jerry Hymowitz                                                                             307
-------------------------------------------------------------------------- -------------------------------------------

Karen L. Hymowitz                                                                          154
-------------------------------------------------------------------------- -------------------------------------------

Seymour Israel                                                                          15,016
-------------------------------------------------------------------------- -------------------------------------------

Jack Friedman TR of the Jack Friedman Revocable Living Trust U A 03-23-78               26,005
-------------------------------------------------------------------------- -------------------------------------------

Michael W. Jenkins                                                                         460
-------------------------------------------------------------------------- -------------------------------------------



                                      1B-5


-------------------------------------------------------------------------- -------------------------------------------

                                  NAME                                              NUMBER OF UNITS
-------------------------------------------------------------------------- -------------------------------------------

Jernie Holdings Corp.                                                                  180,499
-------------------------------------------------------------------------- -------------------------------------------

Joan R. Krieger TTEE of the Joan R. Krieger Revocable Trust DTD 10/21/97                15,184
-------------------------------------------------------------------------- -------------------------------------------

John A. and Gloria H. Sage Family Trust UDT Dated 6/7/94 Johan A. and                   15,864
Gloria H. Sage Co-Trustees
-------------------------------------------------------------------------- -------------------------------------------

John E. DE B. Blockey TR of The John E. DE B. Blockey Trust                              8,653
-------------------------------------------------------------------------- -------------------------------------------

L. Chris Johnson                                                                         3,196
-------------------------------------------------------------------------- -------------------------------------------

Johnson Living Trust Dated 2/18/83 H. Stanton & Carol A. Johnson Trustees                1,078
-------------------------------------------------------------------------- -------------------------------------------

Thomas Johnson Jr. & Sandra L. Johnson Ten Ent                                           2,142
-------------------------------------------------------------------------- -------------------------------------------

Charles Mark Jordan                                                                         57
-------------------------------------------------------------------------- -------------------------------------------

JPG Investment                                                                             919
-------------------------------------------------------------------------- -------------------------------------------

Nourhan Kailian                                                                          2,183
-------------------------------------------------------------------------- -------------------------------------------

Armenag Kalaydjian TTEE  of The Armenag Kalaydjian Revocable TR                          7,079
Agreement dated 02/28/1984
-------------------------------------------------------------------------- -------------------------------------------

H. L. Kaltenbacher P P Kaltenbacher & J K Carr TTEES of the Joseph C.                    1,440
Kaltenbacher Credit Shelther TR
-------------------------------------------------------------------------- -------------------------------------------

Sarsh Katz                                                                                 307
-------------------------------------------------------------------------- -------------------------------------------

Carol F. Kaufman                                                                           166
-------------------------------------------------------------------------- -------------------------------------------

KEP LLC, a Michigan Limited Liability Company                                           98,626
-------------------------------------------------------------------------- -------------------------------------------

Peter Kepic                                                                              9,261
-------------------------------------------------------------------------- -------------------------------------------

Jack Kindler                                                                             1,440
-------------------------------------------------------------------------- -------------------------------------------

Kirshner Family Trust #1 dated 4/8/76                                                   29,558
Berton & Barbara Kirshner Trustees
-------------------------------------------------------------------------- -------------------------------------------



                                      1B-6


-------------------------------------------------------------------------- -------------------------------------------

                                  NAME                                             NUMBER OF UNITS
-------------------------------------------------------------------------- -------------------------------------------

Kirshner Trust #4 FBO TODD Kirshner dated 12/30/76                                      20,258
Berton Kirshner Trustee
-------------------------------------------------------------------------- -------------------------------------------

Arthur Kligman                                                                             307
-------------------------------------------------------------------------- -------------------------------------------

William L. Kreiger Jr.                                                                   3,374
-------------------------------------------------------------------------- -------------------------------------------

Babette Kulka                                                                              330
-------------------------------------------------------------------------- -------------------------------------------

Jack H. Kulka                                                                              330
-------------------------------------------------------------------------- -------------------------------------------

Lambert Investment Corporation                                                          13,606
-------------------------------------------------------------------------- -------------------------------------------

Paul T. Lambert                                                                         32,470
-------------------------------------------------------------------------- -------------------------------------------

Paul T. Lambert                                                                          7,346
-------------------------------------------------------------------------- -------------------------------------------

Constancy Lazarus                                                                      417,961
-------------------------------------------------------------------------- -------------------------------------------

Jerome Lazarus                                                                          18,653
-------------------------------------------------------------------------- -------------------------------------------

Susan Lebow                                                                                740
-------------------------------------------------------------------------- -------------------------------------------

Lee Karen Freyer Lifetime Trust Dated 11/1/65 Deposit                                    2,384
Guaranty National Bank Trustee
-------------------------------------------------------------------------- -------------------------------------------

Arron Leifer                                                                             4,801
-------------------------------------------------------------------------- -------------------------------------------

Georgia Leonard                                                                            664
-------------------------------------------------------------------------- -------------------------------------------

Robert Leonard III                                                                       6,317
-------------------------------------------------------------------------- -------------------------------------------

Steve Leonard                                                                            4,781
-------------------------------------------------------------------------- -------------------------------------------

Leslie A. Rubin Ltd.                                                                     4,048
-------------------------------------------------------------------------- -------------------------------------------

H P Family Group LLC                                                                   103,734
-------------------------------------------------------------------------- -------------------------------------------

J P Trusts LLC                                                                          35,957
-------------------------------------------------------------------------- -------------------------------------------


                                      1B-7


-------------------------------------------------------------------------- -------------------------------------------

                                  NAME                                             NUMBER OF UNITS
-------------------------------------------------------------------------- -------------------------------------------

L P Family Group LLC                                                                   102,249
-------------------------------------------------------------------------- -------------------------------------------

Princeton South at Lawrenceville LLC                                                     4,692
-------------------------------------------------------------------------- -------------------------------------------

Sealy Professional Drive LLC                                                             2,906
-------------------------------------------------------------------------- -------------------------------------------

Sealy Unitholder LLC                                                                    31,552
-------------------------------------------------------------------------- -------------------------------------------

SPM  Industrial LLC                                                                      5,262
-------------------------------------------------------------------------- -------------------------------------------

Shidler Equities LP                                                                    217,163
-------------------------------------------------------------------------- -------------------------------------------

Shidler Equities LP                                                                     37,378
-------------------------------------------------------------------------- -------------------------------------------

Duane Lund                                                                                 617
-------------------------------------------------------------------------- -------------------------------------------

Barbara Lusen                                                                              307
-------------------------------------------------------------------------- -------------------------------------------

Stephen Mann                                                                            12,017
-------------------------------------------------------------------------- -------------------------------------------

R. Craig Martin                                                                            754
-------------------------------------------------------------------------- -------------------------------------------

J. Stanley Mattison                                                                         79
-------------------------------------------------------------------------- -------------------------------------------

Henry E. Mawicke                                                                           636
-------------------------------------------------------------------------- -------------------------------------------

Richard McClintock                                                                         623
-------------------------------------------------------------------------- -------------------------------------------

McElroy Management Inc.                                                                  5,478
-------------------------------------------------------------------------- -------------------------------------------

MCS Properties, Inc.                                                                     5,958
-------------------------------------------------------------------------- -------------------------------------------

Eileen Millar                                                                            3,072
-------------------------------------------------------------------------- -------------------------------------------

Larry L. Miller                                                                         17,857
-------------------------------------------------------------------------- -------------------------------------------

Linda Miller                                                                             2,000
-------------------------------------------------------------------------- -------------------------------------------



                                      1B-8

-------------------------------------------------------------------------- -------------------------------------------
                                  NAME                                                  NUMBER OF UNITS
-------------------------------------------------------------------------- -------------------------------------------
Milton H. Dresner TR of the Milton Dresner Revocable                                        149,531
Trust U A 10-22-76
-------------------------------------------------------------------------- -------------------------------------------

Lila Atkins Mulkey                                                                            7,327
-------------------------------------------------------------------------- -------------------------------------------

Peter Murphy                                                                                 56,184
-------------------------------------------------------------------------- -------------------------------------------

Anthony Muscatello                                                                           81,654
-------------------------------------------------------------------------- -------------------------------------------

James Muslow Jr.                                                                              4,911
-------------------------------------------------------------------------- -------------------------------------------

Joseph Musti                                                                                  1,508
-------------------------------------------------------------------------- -------------------------------------------

Dean A. Nachigall                                                                            10,076
-------------------------------------------------------------------------- -------------------------------------------

Adel Nassif                                                                                   5,218
-------------------------------------------------------------------------- -------------------------------------------

New Land Associates Limited Partnership                                                       1,664
-------------------------------------------------------------------------- -------------------------------------------

Kris Nielsen                                                                                    178
-------------------------------------------------------------------------- -------------------------------------------

North Start Associates Limited Partnership                                                   19,333
-------------------------------------------------------------------------- -------------------------------------------

George F. Obrecht                                                                             5,289
-------------------------------------------------------------------------- -------------------------------------------

Paul F. Obrecht                                                                               5,289
-------------------------------------------------------------------------- -------------------------------------------

Richard F. Obrecht                                                                            5,289
-------------------------------------------------------------------------- -------------------------------------------

Thomas F. Obrecht                                                                             5,289
-------------------------------------------------------------------------- -------------------------------------------

Catherine A. O'Brien                                                                            832
-------------------------------------------------------------------------- -------------------------------------------

Martha E. O'Brien                                                                               832
-------------------------------------------------------------------------- -------------------------------------------

Arden O'Connor                                                                               13,845
-------------------------------------------------------------------------- -------------------------------------------

Peter O'Connor                                                                               66,181
-------------------------------------------------------------------------- -------------------------------------------


                                      1B-9


-------------------------------------------------------------------------- -------------------------------------------

                                  NAME                                             NUMBER OF UNITS
-------------------------------------------------------------------------- -------------------------------------------
Steve Ohren                                                                                  33,366
-------------------------------------------------------------------------- -------------------------------------------

Princeton South at Lawrenceville One                                                          4,426
-------------------------------------------------------------------------- -------------------------------------------

P & D Partners LP                                                                             1,440
-------------------------------------------------------------------------- -------------------------------------------

Peegee L P                                                                                    4,817
-------------------------------------------------------------------------- -------------------------------------------

Pacifica Holding Company                                                                     97,870
-------------------------------------------------------------------------- -------------------------------------------

Partridge Road Associates Limited Partnership                                                 2,751
-------------------------------------------------------------------------- -------------------------------------------

Sybil T. Patten                                                                               1,816
-------------------------------------------------------------------------- -------------------------------------------

Lawrence Peters                                                                                 960
-------------------------------------------------------------------------- -------------------------------------------

Betty S. Phillips                                                                             3,912
-------------------------------------------------------------------------- -------------------------------------------

Jeffrey Pion                                                                                  2,879
-------------------------------------------------------------------------- -------------------------------------------

Pipkin Family Trust dated 10/6/89                                                             3,140
Chester & Janice Pipkin Trustees
-------------------------------------------------------------------------- -------------------------------------------

Peter M. Polow                                                                                  557
-------------------------------------------------------------------------- -------------------------------------------

Francis Pomar                                                                                 8,338
-------------------------------------------------------------------------- -------------------------------------------

Keith J. Pomeroy TTEE of Keigh J. Pomeroy Revocable                                         161,036
TR Agreement DTD 12/13/76 Amended & Restated
06/28/95
-------------------------------------------------------------------------- -------------------------------------------

Robert J. Powers                                                                             37,674
-------------------------------------------------------------------------- -------------------------------------------

Manor Properties                                                                            143,408
-------------------------------------------------------------------------- -------------------------------------------

Abraham Punia Individually and to the Admission of                                              307
Abraham Punia
-------------------------------------------------------------------------- -------------------------------------------

R E A Associates                                                                              8,908
-------------------------------------------------------------------------- -------------------------------------------


                                     1B-10


-------------------------------------------------------------------------- -------------------------------------------

                                  NAME                                             NUMBER OF UNITS
-------------------------------------------------------------------------- -------------------------------------------
Richard Rapp                                                                                     23
-------------------------------------------------------------------------- -------------------------------------------

RBZ LLC, a Michigan Limited Liability Company                                                   155
-------------------------------------------------------------------------- -------------------------------------------

Jack F. Ream                                                                                  1,071
-------------------------------------------------------------------------- -------------------------------------------

Reger Investment Fund Ltd.                                                                   22,556
-------------------------------------------------------------------------- -------------------------------------------

Seymour D. Reich                                                                                154
-------------------------------------------------------------------------- -------------------------------------------

Glenn C. Rexroth & Linda A. Rexroth Ten ENT                                                   2,142
-------------------------------------------------------------------------- -------------------------------------------

Elizabeth Hutton Hagenn Fitzpatrick IRA Dated 9/1/91                                            607
Custodian Dean Witter Reynolds
-------------------------------------------------------------------------- -------------------------------------------

James C. Reynolds                                                                             2,569
-------------------------------------------------------------------------- -------------------------------------------

James C. Reynolds                                                                            37,715
-------------------------------------------------------------------------- -------------------------------------------

Andre G. Richard                                                                              1,508
-------------------------------------------------------------------------- -------------------------------------------

RJB Ford City Limited Partnership an Illinois Limited                                       158,438
Partnership
-------------------------------------------------------------------------- -------------------------------------------

RJB II Limited Partnership an Illinois Limited Partnership                                   40,788
-------------------------------------------------------------------------- -------------------------------------------

Robert S. Hood Living Trust Dated 1/9/90 & Amended                                            3,591
12/16/96 Robert S. Hood Trustee
-------------------------------------------------------------------------- -------------------------------------------

Edward C. Roberts & Rebecca S. Roberts TEN ENT                                                8,308
-------------------------------------------------------------------------- -------------------------------------------

W F O Rosenmiller                                                                               634
-------------------------------------------------------------------------- -------------------------------------------

James Sage                                                                                    2,156
-------------------------------------------------------------------------- -------------------------------------------

Kathleen Sage                                                                                 3,350
-------------------------------------------------------------------------- -------------------------------------------

Sam Shamie Trustee of the Sam Shamie Trust Agreement                                        422,340
Dated March 16, 1978 as Restated November 16, 1993
-------------------------------------------------------------------------- -------------------------------------------


                                     1B-11


-------------------------------------------------------------------------- -------------------------------------------

                                  NAME                                             NUMBER OF UNITS
-------------------------------------------------------------------------- -------------------------------------------
Wilton Wade Sample                                                                            5,449
-------------------------------------------------------------------------- -------------------------------------------

Edward Jon Sarama                                                                               634
-------------------------------------------------------------------------- -------------------------------------------

Henry J. Satsky                                                                               2,708
-------------------------------------------------------------------------- -------------------------------------------

Debbie B. Schneeman                                                                             740
-------------------------------------------------------------------------- -------------------------------------------

Norma A. Schulze                                                                                307
-------------------------------------------------------------------------- -------------------------------------------

Sealy & Company Inc.                                                                         37,119
-------------------------------------------------------------------------- -------------------------------------------

Sealy Florida Inc.                                                                              675
-------------------------------------------------------------------------- -------------------------------------------

Mark P. Sealy                                                                                 8,451
-------------------------------------------------------------------------- -------------------------------------------

Sealy Real Estate Services Inc.                                                             148,478
-------------------------------------------------------------------------- -------------------------------------------

Scott P. Sealy                                                                               40,902
-------------------------------------------------------------------------- -------------------------------------------

Shadeland Associates Limited Partnership                                                     42,976
-------------------------------------------------------------------------- -------------------------------------------

Shadeland Corporation                                                                         4,442
-------------------------------------------------------------------------- -------------------------------------------

Marilyn Rangel IRA dated 2/5/86                                                                 969
Custodian Smith Barney Shearson
-------------------------------------------------------------------------- -------------------------------------------

Garrett E. Sheehan                                                                              513
-------------------------------------------------------------------------- -------------------------------------------

Jay H. Shidler                                                                               63,604
-------------------------------------------------------------------------- -------------------------------------------

Jay H. Shidler                                                                                4,416
-------------------------------------------------------------------------- -------------------------------------------

Jay H. Shidler & Wallette A. Shidler TEN ENT                                                  1,223
-------------------------------------------------------------------------- -------------------------------------------

Siskel Family Partnership                                                                    11,359
-------------------------------------------------------------------------- -------------------------------------------

D W Sivers Co.                                                                              106,875
-------------------------------------------------------------------------- -------------------------------------------


                                     1B-12


-------------------------------------------------------------------------- -------------------------------------------

                                  NAME                                             NUMBER OF UNITS
-------------------------------------------------------------------------- -------------------------------------------
D W Sivers Co.                                                                               11,390
-------------------------------------------------------------------------- -------------------------------------------

Dennis W. Sivers                                                                             26,920
-------------------------------------------------------------------------- -------------------------------------------

Dennis W. Sivers                                                                               716
-------------------------------------------------------------------------- -------------------------------------------

Sivers Family Real Property                                                                  11,447
-------------------------------------------------------------------------- -------------------------------------------

Sivers Family Real Property Limited Liability Company                                           615
-------------------------------------------------------------------------- -------------------------------------------

Sivers Investment Partnership                                                               266,361
-------------------------------------------------------------------------- -------------------------------------------

Sivers Investment Partnership                                                                17,139
-------------------------------------------------------------------------- -------------------------------------------

Michael B. Slade                                                                              2,829
-------------------------------------------------------------------------- -------------------------------------------

Kevin Smith                                                                                  13,571
-------------------------------------------------------------------------- -------------------------------------------

Steve Smith                                                                                     386
-------------------------------------------------------------------------- -------------------------------------------

Arnold R. Sollar Executor of The Estate of Dorothy Sollar                                       307
-------------------------------------------------------------------------- -------------------------------------------

Spencer and Company                                                                             154
-------------------------------------------------------------------------- -------------------------------------------

SRS Partnership                                                                               2,142
-------------------------------------------------------------------------- -------------------------------------------

Robert Stein TTEE U-A DTD 5-21-96 FBO Robert Stein                                           63,630
-------------------------------------------------------------------------- -------------------------------------------

S. Larry Stein                                                                               63,630
-------------------------------------------------------------------------- -------------------------------------------

Sterling Alsip Trust dated August 1, 1989 Donald                                                794
W. Schaumberger Trustee
-------------------------------------------------------------------------- -------------------------------------------

Sterling Family Trust dated 3/27/80 Donald & Valerie A                                        3,559
Sterling Trustees
-------------------------------------------------------------------------- -------------------------------------------

Jonathan Stott                                                                               80,026
-------------------------------------------------------------------------- -------------------------------------------

Victor Strauss                                                                                   77
-------------------------------------------------------------------------- -------------------------------------------


                                1B-13


-------------------------------------------------------------------------- -------------------------------------------

                                  NAME                                             NUMBER OF UNITS
-------------------------------------------------------------------------- -------------------------------------------
Mitchell Sussman                                                                                410
-------------------------------------------------------------------------- -------------------------------------------

Thelma C. Gretzinger Trust                                                                      450
-------------------------------------------------------------------------- -------------------------------------------

Thomas K. Barad & Jill E. Barad Co-TTEES of the Thomas K. Barad & Jill                        2,283
E. Barad Trust Dates 10-18-89
-------------------------------------------------------------------------- -------------------------------------------

Michael T. Tomasz Trustee of the Michael T. Tomasz Trust U-A DTD 02-05-90                    36,033
-------------------------------------------------------------------------- -------------------------------------------

Barry L. Tracey                                                                               2,142
-------------------------------------------------------------------------- -------------------------------------------

TUT Investments I LLC                                                                         5,274
-------------------------------------------------------------------------- -------------------------------------------

William S. Tyrrell                                                                            2,906
-------------------------------------------------------------------------- -------------------------------------------

Vivian M. Hack TTEE U-A DTD 12/16/97 FBO the Vivian M. Hack Living Trust                     22,522
-------------------------------------------------------------------------- -------------------------------------------

Steve Walbridge                                                                                 338
-------------------------------------------------------------------------- -------------------------------------------

James J. Warfield                                                                               330
-------------------------------------------------------------------------- -------------------------------------------


Charles Kendall Jr. Rollover IRA Dated 1/21/93 Custodian Paine Webber                           656
-------------------------------------------------------------------------- -------------------------------------------

Wendel C. Sivers Marital Trust U W D 02/20/81 Dennis W. Sivers & G.                          13,385
Burke Mims Co-TTEES
-------------------------------------------------------------------------- -------------------------------------------

Wendell C. Sivers Marital Trust U W D 02/20/81 Dennis W. Sivers & G.                            635
Burke MIMS Co-TTEES
-------------------------------------------------------------------------- -------------------------------------------

William B. Wiener Jr.                                                                        41,119
-------------------------------------------------------------------------- -------------------------------------------

Patricia Wiener-Shifke                                                                       12,944
-------------------------------------------------------------------------- -------------------------------------------

William J. Mallen Trust Dated 4/29/94 William J. Mallen Trustee                               8,016
-------------------------------------------------------------------------- -------------------------------------------

Wilson Management Company LLC                                                                35,787
-------------------------------------------------------------------------- -------------------------------------------

Elmer H. Wingate Jr.                                                                          1,688
-------------------------------------------------------------------------- -------------------------------------------


                                     1B-14


-------------------------------------------------------------------------- -------------------------------------------

                                  NAME                                             NUMBER OF UNITS
-------------------------------------------------------------------------- -------------------------------------------
Worlds Fair Partners Limited Partnership                                                      1,664
-------------------------------------------------------------------------- -------------------------------------------

Woslum Inc.                                                                                   2,427
-------------------------------------------------------------------------- -------------------------------------------

WSW 1998 Exchange Fund LP                                                                    32,000
-------------------------------------------------------------------------- -------------------------------------------

Sam L. Yaker TTEE of the Sam L. Yaker Revocable TR Agreement DTD                             37,870
02/14/1984
-------------------------------------------------------------------------- -------------------------------------------

Johannson Yap                                                                                  1680
-------------------------------------------------------------------------- -------------------------------------------

Richard H. Zimmerman Trustee of the Richard H. Zimmerman Living Trust                        58,988
Dated October 15, 1990 as amended
-------------------------------------------------------------------------- -------------------------------------------

Gerald & Sharon Zuckerman Jt Ten                                                                615
-------------------------------------------------------------------------- -------------------------------------------


                                     1B-15


                                           SCHEDULE 1



                     Additional
                  Limited Partners       Number of Units        Capital Contribution
                  ----------------       ---------------        --------------------
Larry L. Miller                              17,857                   $589,281


























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